                                                                 Exhibit (i)(2)

                                                              February 26, 2007

Managed Municipal Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019

             Re: Managed Municipal Fund, Inc.
                 Post-EffectiveAmendment No. 22
                 File No. 33-32819; ICA No. 811-6023

Gentlemen:

   We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 22 to Registration Statement No. 33-32819 on Form N-1A.

                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP